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                                                                   EXHIBIT 32(a)

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

                  (1) the Form 10-Q fully complies with the requirements of
                      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Form 10-Q fairly
                      presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2004                      By:/s/ Stephen C. June
                                         ----------------------
                                         Stephen C. June, President
                                         (Chief Executive Officer)

Dated: May 14, 2004                      By:/s/ Kenneth J. Wilson
                                         ------------------------
                                         Kenneth J. Wilson, Vice President
                                         (Chief Financial Officer)

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